[UNITY FUND LOGO]























                                  ANNUAL REPORT



                               FOR THE YEAR ENDED

                                  MAY 31, 2001

                                   UNITY FUND


June 14, 2001

Dear Fellow Shareholder:

     Things continue to go well for shareholders of the Unity Fund. From its June 29, 1998 inception through May 31, 2001, the Fund's average annual total return was 3.83%.

     About one year ago, my letter to you described a speculative stock market driven almost exclusively by technology stocks and their "promise" of extraordinary earnings sometime in the future. That was an environment in which stock prices of most successful "old economy" companies stagnated solely from investor neglect, even as their businesses were thriving. The latter are the companies we invested, and continue to invest, in - bargains.

     Beginning in the second half of 2000, the heated rate of corporate earnings growth inevitably slowed. The stock market's clear response was an abrupt "flight to quality", boosting the prices of these unglamorous, but profitable, companies. And the results were stunning. Specifically, the Unity Fund gained 12.69% during the year ended May 31, 2001, while the S&P 500 lost 10.55%.

     The fact is we were always comfortable placing your hard-earned money in steady (some say "boring") companies. To get them at low prices only made their outlook more appealing. We simply needed time - and your patience - to see the value of our stocks recognized. While that process clearly has begun, we would not have predicted such gains in the face of a sharply declining overall market. Certainly, every period will not treat us this favorably, but you can rest assured that we will always do our best to bring you good long-term returns.

Cordially,

/s/ Phil Titzer

Phil Titzer

                                   UNITY FUND

                            THE UNITY FUND - CLASS A

          Comparison of the change in value of a $10,000 investment in The Unity Fund - Class A versus the S & P 500 Composite Stock Price Index(1), the S&P/BARRA Value Index(2) and the Lipper Large-Cap Value Fund Index(3).

     Average Annual Total Return(4)
1 Year............................ 8.77%
Since Inception (6/29/98) ........ 3.83%

                                    S&P 500                     Lipper
                                   Composite     S&P/BARRA     Large Cap
               The Unity Fund -      Stock         Value      Value Fund
                   Class A        Price Index      Index         Index
                   -------        -----------      -----         -----
29-Jun-98          $10,000          $10,000       $10,000       $10,000
31-Aug-98          $ 8,234          $ 8,465       $ 8,210       $ 8,486
30-Nov-98          $ 9,904          $10,330       $ 9,880       $10,096
28-Feb-99          $ 9,538          $11,026       $10,209       $10,416
31-May-99          $11,057          $11,626       $11,223       $11,171
31-Aug-99          $10,728          $11,830       $11,359       $11,126
30-Nov-99          $10,254          $12,487       $11,292       $11,269
29-Feb-00          $ 8,670          $12,316       $10,587       $10,657
31-May-00          $ 9,905          $12,137       $10,619       $11,512
31-Aug-00          $ 9,905          $13,002       $11,601       $11,990
30-Nov-00          $10,321          $11,297       $11,210       $11,385
28-Feb-01          $10,626          $10,683       $11,470       $11,366
31-May-01          $11,162          $10,856       $11,887       $11,729

Returns shown reflect the effect of the maximum sales load of 3.50%.

Past performance does not predict future performance.

(1) The S&P 500 Composite Stock Price Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

(2) The S&P 500 Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

(3) The Lipper Large-Cap Value Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) or greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The funds in this index have a similar investment objective as the Unity Fund.

(4) Average annual total return represents the average change in account value over the periods indicated.

                                   UNITY FUND

SCHEDULE OF INVESTMENTS AT MAY 31, 2001
--------------------------------------------------------------------------------
Shares     COMMON STOCKS: 94.82%                                    Market Value
--------------------------------------------------------------------------------
           AEROSPACE/DEFENSE: 3.20%
 250       General Dynamics Corp..................................   $ 19,380
                                                                     --------
           AIRLINES: 1.57%
 200       Delta Air Lines, Inc...................................      9,524
                                                                     --------
           ALUMINUM: 2.85%
 400       Alcoa, Inc.............................................     17,260
                                                                     --------
           AUTOMOBILES: 1.88%
 200       General Motors Corp....................................     11,380
                                                                     --------
           BANKS - MAJOR REGIONAL:  1.26%
 342       U.S. Bancorp...........................................      7,627
                                                                     --------
           CHEMICALS:  5.12%
 438       E. I. du Pont de Nemours and Co........................     20,323
 300       The Dow Chemical Co....................................     10,743
                                                                     --------
                                                                       31,066
                                                                     --------
           COMPUTERS - HARDWARE:  1.93%
 400       Hewlett-Packard Co.....................................     11,728
                                                                     --------
           ELECTRIC COMPANIES:  7.57%
 400       American Electric Power Company, Inc...................     20,080
 100       Entergy Corp...........................................      4,320
 218       Mirant Corp............................................      8,567
 550       The Southern Co........................................     12,947
                                                                     --------
                                                                       45,914
                                                                     --------
           ELECTRICAL EQUIPMENT:  2.33%
 300       Rockwell International Corp............................     14,100
                                                                     --------
           FINANCIAL - DIVERSIFIED:  6.60%
 200       Citigroup, Inc.........................................     10,250
 540       J.P. Morgan Chase & Co.................................     26,541
  50       Morgan Stanley Dean Witter & Co........................      3,251
                                                                     --------
                                                                       40,042
                                                                     --------

                                   UNITY FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
           FOODS:  4.41%
 650       Ralston Purina Co......................................     20,144
 350       Sara Lee Corp..........................................      6,594
                                                                     --------
                                                                       26,738
                                                                     --------
           HEALTH CARE - MANAGED CARE:  2.34%
 150       CIGNA Corp.............................................     14,170
                                                                     --------
           INSURANCE - LIFE/HEALTH:  0.75%
 100       American General Corp..................................      4,523
                                                                     --------
           INSURANCE - MULTI-LINE:  2.79%
 250       The Hartford Financial Services Group, Inc.............     16,925
                                                                     --------
           INVESTMENT BANKING/BROKERAGE:  2.25%
 100       Lehman Brothers Holdings, Inc..........................      7,161
 100       Merrill Lynch & Co., Inc...............................      6,497
                                                                     --------
                                                                       13,658
                                                                     --------
           MACHINERY - DIVERSIFIED:  4.47%
 500       Caterpillar, Inc.......................................     27,080
                                                                     --------
           MANUFACTURING - DIVERSIFIED:  6.78%
 250       Minnesota Mining and Manufacturing Co..................     29,645
 200       Tyco International Ltd.................................     11,490
                                                                     --------
                                                                       41,135
                                                                     --------
           OIL - INTERNATIONAL INTEGRATED:  5.12%
 350       Exxon Mobil Corp.......................................     31,063
                                                                     --------
           PAPER & FOREST PRODUCTS:  5.36%
 550       International Paper Co.................................     21,037
 200       Weyerhaeuser Co........................................     11,442
                                                                     --------
                                                                       32,479
                                                                     --------
           PHOTOGRAPHY/IMAGING:  4.68%
 600       Eastman Kodak Co.......................................     28,398
                                                                     --------

                                   UNITY FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

           RAILROADS:  3.07%
 600       Burlington Northern Santa Fe Corp......................     18,642
                                                                     --------
           RESTAURANTS:  2.00%
 400       McDonald's Corporation.................................     12,112
                                                                     --------
           RETAIL - DEPARTMENT STORES:  0.54%
 100       The May Department Stores Co...........................      3,270
                                                                     --------
           RETAIL - GENERAL MERCHANDISE:  1.97%
 300       Sears Roebuck & Co.....................................     11,964
                                                                     --------
           RETAIL - SPECIALTY/RETAIL:  1.61%
 600       The Limited, Inc.......................................      9,780
                                                                     --------
           TELECOMMUNICATIONS - LONG DISTANCE:   1.92%
 550       AT&T Corp..............................................     11,643
                                                                     --------
           TELEPHONE:  5.36%
 500       SBC Communications, Inc................................     21,525
 200       Verizon Corp...........................................     10,970
                                                                     --------
                                                                       32,495
                                                                     --------
           TOBACCO:  5.09%
 600       Philip Morris Companies, Inc...........................     30,846
                                                                     --------
           Total Common Stocks (Cost $535,085)....................    574,942
                                                                     --------

Principal
 Amount    SHORT-TERM INVESTMENTS:  3.02%
--------------------------------------------------------------------------------

 $18,320   Firstar Stellar Treasury Fund (Cost $18,320) ..........     18,320
--------------------------------------------------------------------------------


           Total Investments in Securities
             (Cost $553,405+): 97.84% ............................    593,262
           Other Assets less Liabilities: 2.16%...................     13,107
                                                                     --------
           Net Assets: 100.00% ...................................   $606,369
                                                                     ========

See accompanying Notes to Financial Statements.

                                   UNITY FUND

--------------------------------------------------------------------------------

+ At May 31, 2001, the cost of securities for Federal tax purposes was $559,946. Gross unrealized appreciation and depreciation were as follows:

           Gross unrealized appreciation..........................   $ 70,585
           Gross unrealized depreciation..........................    (37,269)
                                                                     --------
             Net unrealized appreciation .........................   $ 33,316
                                                                     ========

                                   UNITY FUND

STATEMENT OF ASSETS AND LIABILITIES AT MAY 31, 2001
--------------------------------------------------------------------------------
ASSETS
  Cash ............................................................   $     100
  Investments in securities, at value (identified cost $553,405) ..     593,262
  Receivables
    Due from Advisor ..............................................      27,658
    Dividends .....................................................       1,942
    Miscellaneous .................................................       2,422
  Deferred Organization Cost ......................................      16,634
                                                                      ---------
      Total assets ................................................     642,018
                                                                      ---------

LIABILITIES
  Payables
    Administration fees ...........................................       2,548
    Distributions .................................................       5,972
  Accrued expenses ................................................      27,129
                                                                      ---------
      Total liabilities ...........................................      35,758
                                                                      ---------

NET ASSETS ........................................................   $ 606,369
                                                                      =========

CLASS A - NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  [$606,369 / 64,745 shares outstanding;
  unlimited number of shares (par value $0.01) authorized] ........   $    9.37
                                                                      =========

CLASS A - OFFERING PRICE PER SHARE ($9.37 / 0.965) ................   $    9.71
                                                                      =========

COMPONENTS OF NET ASSETS
  Paid-in capital .................................................   $ 669,269
  Distributions in excess of net investment income ................     (12,937)
  Accumulated net realized loss on investments ....................     (89,820)
  Net unrealized appreciation on investments ......................      39,857
                                                                      ---------
NET ASSETS ........................................................   $ 606,369
                                                                      =========

See accompanying Notes to Financial Statements.

                                   UNITY FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MAY 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends ...................................................     $  29,443
  Expenses
    Administration fees (Note 3) ................................        30,000
    Professional fees ...........................................        28,089
    Custodian and accounting fees ...............................        20,702
    Transfer agent fees .........................................        16,002
    Advisory fees (Note 3) ......................................         8,713
    Amortization of deferred organization costs .................         8,000
    Registration fees ...........................................        17,952
    Trustees' fees ..............................................         4,700
    Miscellaneous ...............................................         2,901
    Insurance expense ...........................................         1,000
    Reports to shareholders .....................................           391
    Distribution fees (Class A) .................................           181
    Shareholder servicing fees (Class A) ........................            90
                                                                      ---------
      Total expenses ............................................       138,721
      Less, advisory fee waiver and absorption (Note 3) .........      (117,172)
                                                                      ---------
      Net expenses ..............................................        21,549
                                                                      ---------
        NET INVESTMENT INCOME ...................................         7,894
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions ..................         2,550
  Net change in unrealized appreciation on investments ..........        71,031
                                                                      ---------
    Net realized and unrealized gain on investments .............        73,581
                                                                      ---------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......     $  81,475
                                                                      =========

See accompanying Notes to Financial Statements.

                                   UNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------
                                                               Year            Year
                                                               Ended           Ended
                                                           May 31, 2001    May 31, 2000
---------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ................................   $     7,894    $    13,420
   Net realized gain from security transactions .........         2,550         11,610
   Net change in unrealized appreciation / (depreciation)
     on investments .....................................        71,031       (405,954)
                                                            -----------    -----------
      NET INCREASE / (DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS .................................        81,475       (380,924)
                                                            -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ............................       (27,795)       (19,723)
  From net investment gain from security transactions ...       (86,925)      (115,019)
                                                            -----------    -----------
  TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS .....      (114,720)      (134,742)
                                                            -----------    -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net decrease in net assets derived from net change
    in outstanding shares (Class A) (a) .................    (1,240,847)    (1,659,739)
                                                            -----------    -----------
   TOTAL DECREASE IN NET ASSETS .........................    (1,274,092)    (2,175,405)

NET ASSETS
Beginning of year .......................................     1,880,461      4,055,866
                                                            -----------    -----------

END OF YEAR** ...........................................   $   606,369    $ 1,880,461
                                                            ===========    ===========

**Includes (distributions in excess of net investment income)/undistributed net investment income of ($12,937) and $6,964, for 2001 and 2000, respectively.

(a) A summary of capital shares transactions is as follows:

                                       For the Year            For the Year
                                          Ended                    Ended
                                       May 31, 2001             May 31, 2000
                                ------------------------   ------------------------
CLASS A                           Shares       Value        Shares        Value
                                  ------       -----        ------        -----
Shares sold .................      2,917    $    27,436     387,677    $ 3,931,608
Shares issued in reinvestment
  of distributions ..........     11,666        108,140      12,899        129,118
Shares redeemed .............   (142,065)    (1,376,423)   (563,262)    (5,720,465)
                                --------    -----------    --------    -----------
Net decrease ................   (127,482)   $(1,240,847)   (162,686)   $(1,659,739)
                                ========    ===========    ========    ===========

See accompanying Notes to Financial Statements.

                                   UNITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------
                                                              Year            Year         June 29, 1998*
                                                              Ended           Ended            through
                                                           May 31, 2001    May 31, 2000     May 31, 1999
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................     $    9.78       $   11.43        $   10.00
                                                             ---------       ---------        ---------
Income from investment operations:
  Net investment income ................................          0.16            0.07             0.05
  Net realized and unrealized gain (loss) on investments          1.07           (1.25)            1.40
                                                             ---------       ---------        ---------
Total from investment operations .......................          1.23           (1.18)            1.45
                                                             ---------       ---------        ---------

Less distributions:
  From net investment income ...........................         (0.40)          (0.07)           (0.01)
  From net realized gain from security transactions ....         (1.24)          (0.40)           (0.01)
                                                             ---------       ---------        ---------
Total distributions ....................................         (1.64)          (0.47)           (0.02)
                                                             ---------       ---------        ---------

Net asset value, end of period .........................     $    9.37       $    9.78        $   11.43
                                                             =========       =========        =========

Total return (sales charge not included) ...............         12.69%         (10.41%)          14.55%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..................     $     606       $   1,881        $   4,056

Ratio of expenses to average net assets:
  Before expense reimbursement .........................         13.52%           5.36%            6.24%+
  After expense reimbursement ..........................          2.10%           2.10%            2.10%+

Ratio of net investment income to average net assets:
  After expense reimbursement ..........................          0.77%           0.43%            0.64%+

Portfolio turnover rate ................................         25.19%          43.05%           54.69%

*Commencement of operations.
+Annualized.
++Not annualized.

See accompanying Notes to Financial Statements.

                                   UNITY FUND

NOTES TO FINANCIAL STATEMENTS AT MAY 31, 2001
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Unity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.
The Fund began operations on June 29, 1998. The Fund's primary investment objective is growth of capital. Its secondary objective is to provide current income. The Fund uses a disciplined approach to select securities it believes are undervalued, reasonably priced and have prospects for continued consistent growth. On June 29, 2001 the Board of Trustees of the Fund approved a plan of liquidation. See Note 5.

     Shares of beneficial interest of the Fund are currently divided into two classes, designated Class A Shares and Class I Shares. Each class represents an interest in the same portfolio. During the year, Class I was inactive.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles which are substantially the same as the liquidation basis of accounting.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $40,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

                                   UNITY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended May 31, 2001, Liberty Bank and Trust Company (the "Advisor") maintained overall responsibility for the Fund's assets and was responsible for monitoring the day-to-day activities of the Sub-Advisor, The Edgar Lomax Company. As compensation for its services, the Advisor is enttled to a monthly fee at the annual rate of 0.25% based upon the average daily net assets of the Fund. For the year ended May 31, 2001, The Edgar Lomax Company
(the "Sub-Advisor") provided the Fund with advice on buying and selling securities and managing the investments of the Fund. As compensation for its services, the Sub-Advisor is entitled to a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.10% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended May 31, 2001, the Advisor reduced its fees and absorbed Fund expenses in the amount of $117,172; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $324,173 at May 31, 2001. Cumulative expenses subject to recapture expire in 2005.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

                                   UNITY FUND

Fund asset level                               Fee rate
----------------                               --------
Less than $15 million                          $30,000
$15 million to less than $50 million           0.20% of average daily net assets
$50 million to less than $100 million          0.15% of average daily net assets
$100 million to less than $150 million         0.10% of average daily net assets
More than $150 million                         0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the year ended May 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $246,543 and $1,578,085 respectively.

NOTE 5 - LIQUIDATION

     On June 29, 2001, the Board of Trustees of the Trust determined to liquidate the Fund as soon as practicable and to distribute the net proceeds of the liquidation (adjusted to absorb the costs of the liquidation) pro rata to all shareholders.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Unity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Unity Fund, series of Advisor Series Trust (the "Fund") at May 31, 2001, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period than ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to June 1, 1999, were audited by other independent accountants whose report dated July 9, 1999 expressed an unqualified opinion on those financial highlights. On June 29, 2001, the Board of Trustees approved a plan of liquidation, see Note 5 to the financial statements.



PricewaterhouseCoopers LLP

New York, New York
August 18, 2001

                                     ADVISOR
                         Liberty Bank and Trust Company
                           6600 Plaza Drive, Suite 310
                              New Orleans, LA 70122


                                   SUB-ADVISOR
                             The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                              Springfield, VA 22150


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018


                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 385-7003


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104


                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036